Nationwide Life Insurance Company · Nationwide Variable Account – 8 · Nationwide Variable Account – 9 · Multi-Flex Variable Account · Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company · Nationwide VL Separate Account – D · Nationwide Provident VLI Separate Account A

Prospectus supplement dated June 24, 2010

to Prospectus dated May 1, 2010

and to Prospectus dated May 1, 2008

and to Prospectus dated May 1, 2004

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

On or about July 30, 2010 the following underlying mutual fund has changed its subadviser as indicated below:

Underlying Mutual Fund	Old Subadviser	New Subadviser
Nationwide Variable Insurance Trust – NVIT Multi-Manager Large Cap Growth Fund: Class I	Goldman Sachs Asset Management, L.P.	Winslow Capital Management, Inc.